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

Household Consumer Loan Trust, Series 1997-2
Deposit Trust Calculations
Previous Due Period Ending                          Nov 30, 1999
Current Due Period Ending                           Dec 31, 1999
Prior Distribution Date                             Dec 14, 1999
Distribution Date                                   Jan 14, 2000
Beginning Trust Principal Receivables           4,065,059,019.44
Average Principal Receivables                   4,064,874,379.69
FC&A Collections (Includes Recoveries)             65,094,498.75
Principal Collections                             119,569,970.57
Additional Balances                                55,610,268.46
Net Principal Collections                          63,959,702.11
Defaulted Amount                                   29,718,113.69
Miscellaneous Payments                                      0.00
Principal Recoveries                                3,449,491.00

Beginning Participation Invested Amount           625,699,512.41
Beginning Participation Unpaid Principal          625,699,512.40
Balance
Ending Participation Invested Amount              611,279,838.35
Ending Participation Unpaid Principal Balance     611,279,838.34

Accelerated Amortization Date                       Oct 31, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                  10.394%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=NO, 1=YES

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 625,699,512.41
Numerator for Fixed Allocation                    642,987,001.47
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Applicable Allocation Percentage                        15.3928%
Investor FC&A Collections                          10,019,890.49

Series Participation Interest Default Amount
Numerator for Floating Allocation                 625,699,512.41
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Floating Allocation Percentage                          15.3928%
Series Participation Interest Default Amount        4,574,460.98


Principal Allocation Components
Numerator for Floating Allocation                 625,699,512.41
Numerator for Fixed Allocation                    642,987,001.47
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             6.9395%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          625,699,512.40
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      3,771,577.62

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Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          14,419,674.06
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       9,845,213.08
or e]
(b) prior to Accelerated Amort. Date or not         9,845,213.08
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      15.3928%
(d) Net Principal Collections                      63,959,702.11
(e) after Accelerated Amort Date or Early Amort    18,913,730.08
Period, [f*g]
(f) Fixed Allocation Percentage                         15.8181%
(g) Collections of Principal
                                                  119,569,970.57

(h) Minimum Principal Amount, [Min(i,l)]            9,190,928.29
(i)  Floating Allocation Percentage of             18,405,211.40
Principal Collections
(j) 2.5% or 2.2% of the Series Participation 13,765,389.27 Interest Invested Amount
(k) Series Participation Interest Net Default       4,574,460.98
Payment Amount
(l)  the excess of (j) over (k)                     9,190,928.29

(m) Series Participation Interest Net Default       4,574,460.98
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections    10,019,890.49
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      3,771,577.62
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        4,574,460.98
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                1,042,832.52
Excess [Sec. 4.11(a)(vi)]                             631,019.37

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  914,467,191.98

Seller's Interest Percentage                              23.03%

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Series 1997-2  Owner Trust Calulations

Due Period Ending       Dec 31, 1999
Payment Date            Jan 18, 2000



Calculation of Interest Expense


Index         6.462500%

(LIBOR)
Accrual end date,            Jan 18, 2000
accrual beginning date       Dec 15, 1999
and days in Interest Period            34

              Class A-1    Class A-2    Class A-3     Class B   Certificates    Overcoll
                                                                                 Amount
Beginning   325,229,791   48,000,000   90,000,000   57,000,000   42,000,000    63,469,722
Unpaid
Principal
Balance

Previously         0.00         0.00         0.00         0.00         0.00
unpaid
interest/yield

Spread to         0.18%        0.29%        0.40%        0.65%        1.00%
index

Rate          6.642500%    6.752500%    6.862500%    7.112500%    7.462500%
(capped at
12.5%, 14%,
14%, 14%,15%)

Interest/     2,040,320      306,113      583,313      382,890      296,013
yield
Payable on
the Principal
Balance

Interest on        0.00         0.00         0.00         0.00         0.00
previously
unpaid
interest/yield

Interest/     2,040,320      306,113      583,313      382,890      296,013
Yield Due

Interest/     2,040,320      306,113      583,313      382,890      296,013
Yield Paid


Summary



Beginning   325,229,791   48,000,000   90,000,000   57,000,000   42,000,000    63,469,722
Security
Balance

Beginning   325,229,791   48,000,000   90,000,000   57,000,000   42,000,000
Adjusted
Balance

Principal     7,494,629         0.00         0.00         0.00         0.00     7,055,399
Paid

Ending      317,735,162   48,000,000   90,000,000   57,000,000   42,000,000    56,544,676
Security
Balance

Ending      317,735,162   48,000,000   90,000,000   57,000,000   42,000,000
Adjusted
Balance

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Ending                                                              6.8708%
Certificate
Balance as %
Participati
on Interest
Invested
Amount

Targeted
Balance     317,865,516   67,240,782   98,707,161   60,665,947   46,455,536

Minimum
Adjusted                  16,000,000   30,000,000   19,000,000   14,000,000    17,000,000
Balance

Certificate
Minimum                                                           6,174,538
Balance

Ending OC
Amount as                                                                      38,963,467
Holdback
Amount

Ending OC
Amount as                                                                      17,581,210
Accelerated
Prin Pmts


Beginning          0.00         0.00         0.00         0.00         0.00          0.00
Net Charge
offs

Reversals          0.00         0.00         0.00         0.00         0.00          0.00

Charge offs        0.00         0.00         0.00         0.00         0.00          0.00

Ending Net         0.00         0.00         0.00         0.00         0.00          0.00
Charge Offs


Interest/    $2.2371930   $6.3773610   $6.4812500   $6.7173611   $7.0479167
Yield Paid
per $1000

Principal    $8.2177949   $0.0000000   $0.0000000   $0.0000000   $0.0000000
Paid per
$1000

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Series 1997-2  Owner Trust Calculations
Due Period                                         December 1999
Payment Date                                        Jan 18, 2000
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       14,419,674.06
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                         130,354.07

Series Participation Interest Monthly Interest      3,771,577.62

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         2,040,320.06
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           306,113.33
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           583,312.50
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             382,889.58
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        296,012.50
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      7,364,274.89
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

 Pay Certificate Yield if not paid pursuant to              0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance             0.00
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt         7,055,399.17
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)           130,354.07
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              32,575.58
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt     7,055,399.17
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total          130,354.07
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback     6,925,045.10
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate                0.00

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